Exhibit 10.8

Execution Version

NEW LENDER SUPPLEMENT

SUPPLEMENT, dated as of November 25, 2015, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among Air Lease Corporation, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(c) thereof that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent of the Administrative Agent shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned now desires to become a party to the Credit Agreement;

NOW, THEREFORE, the undersigned hereby agrees as follows:

1.  The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent (or on such other date as may be agreed upon among the undersigned, the Borrower and the Administrative Agent), become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $30,000,000.

2.  The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Section 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.

3.  The undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2019.

4.  The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:

Citizens Bank, National Association

71 S. Wacker Drive, 29th Floor

Chicago, IL 60606

Credit Contact:

71 S. Wacker Drive, 29th Floor

Chicago, IL 60606

Attn: Hana Deiter

Tel: 480-532-3033

Email: hana.deiter@citizensbank.com

Operations Contact:

71 S. Wacker Drive, 29th Floor

Chicago, IL 60606

Attn: Allora Cardillo

Tel: 401-282-5106

Fax: 855-457-1554

Email:CloOperations@citizensbank.com

Letter of Credit Contact:

20 Cabot Road

Medford, MA 02155

Attn:Winny Wan

Tel.:781-655-4347

Email:winny.wan@citizensbank.com

5.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CITIZENS BANK, NATIONAL ASSOCIATION

By:	/s/ Darran Wee
	Name:	Darran Wee
	Title:	Senior Vice President

[Citizens Bank New Lender Supplement]

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Accepted and agreed to as of the

date first written above:

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
	Name:	Gregory B. Willis
	Title:	Senior Vice President & Chief Financial Officer

[Citizens Bank New Lender Supplement]

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Accepted and agreed to as of the

date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

[Citizens Bank New Lender Supplement]